                                                                    EXHIBIT 10.2

                        DATED THE 25TH DAY OF JULY 1996



                      FLEXTRONICS INTERNATIONAL USA, INC.
                         FLEXTRONICS SINGAPORE PTE LTD
                                  as Borrowers



              THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH
                              as Tranche A Lender



           THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1
                              as Tranche B Lenders



              THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH
                               as Facility Agent



                                      and



              THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH
                               as Security Agent

                     ====================================

                             SUPPLEMENTAL AGREEMENT

                     (being supplemental to a US$45,000,000
                      Revolving Credit Facility Agreement
                             dated 13th June 1996)

                     ====================================

                                 DREW & NAPIER
                            20 Raffles Place #17-00
                                  Ocean Towers
                                Singapore 048620
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                               TABLE OF CONTENTS
                               -----------------



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
CLAUSE    HEADING                                                        PAGE
- ------    -------                                                        ----


1.        INTERPRETATION.........................................         1

2.        AMENDMENTS TO FACILITY AGREEMENT.......................         2

3.        INCORPORATION..........................................         2

4.        EXPENSES AND STAMP DUTY................................         2

5.        COMMUNICATIONS.........................................         3

6.        PARTIAL INVALIDITY.....................................         3

7.        COUNTERPARTS...........................................         3

8.        GOVERNING LAW AND JURISDICTION.........................         3

9.        ARBITRATION............................................         3



          SCHEDULE 1 - TRANCHE B LENDERS.........................         5

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

THIS SUPPLEMENTAL AGREEMENT is made on 25th July 1996 BETWEEN:-
- ---------------------------                           --------

(1)  FLEXTRONICS INTERNATIONAL USA. INC. ("FIUI"), a company incorporated in the
     ----------------------------------
     State of California, the United States of America with its chief executive office at 2241 Lundy Avenue San Jose, CA 95131 and FLEXTRONICS SINGAPORE
                                                        ---------------------
     PTE LTD ("FSPL"), a company incorporated in Singapore with its registered
     -------
     office at 36 Robinson Road #18-01 City House, Singapore 068877 (collectively the "Borrowers" and individually a "Borrower");

(2)  THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH (the "Tranche A
     ---------------------------------------------------
     Lender");

(3)  THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 (the "Tranche B
     ------------------------------------
     Lenders");

(4)  THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH in its capacity as
     ---------------------------------------------------
     facility agent for the Lenders (in such capacity, the "Facility Agent" which expression shall include any of its successors in such capacity); and

(5)  THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH in its capacity as
     ---------------------------------------------------
     security agent for the Lenders and the Facility Lender (in such capacity, the "Security Agent" which expression shall include any of its successors in such capacity).

and is supplemental to a US$45,000,000 Revolving Credit Facility Agreement (the "Facility Agreement") dated 13th June 1996 made between (1) the Borrowers, (2) the Tranche A Lender, (3) the Tranche B Lenders, (4) the Facility Agent and (5) the Security Agent.


     WHEREAS:-
     --------

(A) Pursuant to the Facility Agreement, the Tranche A Lender has agreed to grant to FIUI a revolving credit facility of up to US$18,000,000 and the Tranche B Lenders have agreed to grant FSPL a revolving credit facility of up to US$27,000,000 upon the terms and subject to the conditions of the Facility Agreement and the other Transaction Documents.

(B) The parties have agreed to amend certain provisions of the Facility Agreement on the terms and subject to the conditions of this Supplemental Agreement.


1.   INTERPRETATION
     --------------

(A) This Supplemental Agreement shall be construed as one with the Facility Agreement and except as otherwise provided in this Supplemental Agreement, all terms and references used in the Facility Agreement and which are defined or construed in the Facility Agreement but are not defined or construed in this Supplemental Agreement, shall have the same meaning and construction in this Supplemental Agreement as in the Facility Agreement.

(B) Except to the extent that the context requires otherwise, any reference in this Supplemental Agreement to this "Supplemental Agreement," any
                                     ----------------------
"Transaction Document" or any other agreement or document includes this
- ---------------------
Supplemental Agreement, such Transaction Document, such other agreement or document as from time to time amended, modified or supplemented.

(C) The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. Unless otherwise stated, references to "Clauses" and the "Schedule" are to be construed as references to the clauses of, and the exhibit and the schedules to, this Supplemental Agreement.

2.   AMENDMENTS TO FACILITY AGREEMENT
     --------------------------------

     The parties hereto agree, subject to the provisions of this Supplemental Agreement, that the Facility Agreement be and is hereby amended as follows:-

     (i) Clause 19(H) of the Facility Agreement shall be amended by deleting the existing Clause 19(H) and replacing it with the following:-

         "(H)  Reimbursement and Compensation to Facility Agent:  To the extent
               ------------------------------------------------
         that the Obligors do not do so on demand or are not obliged to do so, each Lender shall on demand reimburse or compensate (as the case may be), on production of documentary proof, the Facility Agent in the proportion borne by such Lender's Outstandings to all the Outstandings at the relevant time (or, if there are then no Outstandings, the Tranche A Commitment (in the case of the Tranche A Lender) and the Tranche B Commitment (in the case of a Tranche B Lender) to the aggregate of the Tranche A Commitment and the Tranche B Commitment of all the Tranche B Lenders) against any cost, expense or liability mentioned in Clause 21 or sustained or incurred by the Facility Agent in complying with any instructions from the Majority Lenders or sustained or incurred by it in connection with its duties, obligations and responsibilities under this Agreement except (i) routine administrative costs and expenses of the Facility Agent; or (ii) to the extent that they are sustained or incurred as a result of the negligence or wilful misconduct of the Facility Agent or any of its personnel or agents."

3.   INCORPORATION
     -------------

(A) Except to the extent expressly amended by the provisions of this Supplemental Agreement, the terms and conditions of the Facility Agreement are hereby confirmed and shall remain in full force and effect.

(B) The Facility Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement shall be considered to be part of the Facility Agreement, and without prejudice to the generality of the foregoing, where the context so allows references in the Facility Agreement to "this Agreement", howsoever expressed, shall be read and construed as references to the Facility Agreement as amended and supplemented by this Supplemental Agreement.

4.   EXPENSES AND STAMP DUTY
     -----------------------

     FIUI and FSPL shall pay, on a full indemnity basis, each in proportion borne by the Tranche A Facility or the Tranche B Facility, as the case may be, to the total of the Tranche A Facility and the Tranche B Facility:-

     (i) on demand, all reasonable costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable or such costs and expenses) incurred by the Facility Agent, the Security Agent or the Lenders in connection with the preparation, negotiation, entry into and/or enforcement of this Supplemental Agreement and any document delivered or to be delivered under this Supplemental Agreement; and

     (ii) promptly, and in any event before any penalty becomes payable, any stamp, documentary or similar duty or tax payable in connection with the entry into, performance, enforcement and admissibility in evidence of this Supplemental Agreement and shall indemnify the Facility Agent, the Security Agent and the Lenders in the same proportion as aforesaid against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.

5.   COMMUNICATIONS
     --------------

     Each communication under this Supplemental Agreement shall be made in writing but unless otherwise stated, may be made by fax, telex or letter. Each communication or document to be delivered to any party under this Supplemental Agreement shall be sent to that party at the fax, telex numbers or addresses referred to in the Facility Agreement and shall be made in the manner or deemed to have been received in accordance with the provisions of the Facility Agreement.

6.   PARTIAL INVALIDITY
     ------------------

     The illegality, invalidity or unenforceability of any provision of this Supplemental Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

7.   COUNTERPARTS
     ------------

     This Supplemental Agreement may be signed in any number of counterparts, all of which taken together and when delivered to the Facility Agent shall constitute one and the same instrument. Any party may enter into this Supplemental Agreement by signing any such counterpart.

8.   GOVERNING LAW AND JURISDICTION
     ------------------------------

(A) This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore.

(B) For the benefit of the Facility Agent and each Lender all the parties irrevocably agree that the courts of Singapore are to have jurisdiction to settle any disputes which may arise out of or in connection with this Supplemental Agreement and that, accordingly, any legal action or proceedings arising out of or in connection with this Supplemental Agreement ("Proceedings") may be brought in those courts and each Borrower irrevocably submits to the non-exclusive jurisdiction of those courts.

(C) Nothing in this Clause 8 shall limit the right of the Facility Agent and/or any Lender to take Proceedings against any Borrower in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdiction preclude the Facility Agent and/or any Lender from taking Proceedings in any other jurisdiction, whether concurrently or not.

9.   ARBITRATION
     -----------

(A)  Option:  For the benefit of the Lenders, each Borrower hereby irrevocably
     ------
connection with this Supplemental Agreement may be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre for the time being in force (the "Rules"). The Rules are deemed to be incorporated by reference into this Clause. The tribunal conducting the arbitration (the "Tribunal") shall consist of three arbitrators to be appointed pursuant to the Rules. The arbitration shall be conducted in the English language.

(B)  Final and Binding: To the extent that the Lenders exercise its option under
     -----------------
Clause 9(A), the decision of the Tribunal shall be final, binding and incontestable and enforceable in accordance with its terms and the award may be entered into or registered in any court of Singapore or elsewhere having jurisdiction.

                                   SCHEDULE 1
                                   ----------


                               TRANCHE B LENDERS
                               -----------------



THE FIRST NATIONAL BANK OF BOSTON, SINGAPORE BRANCH
DE NATIONALE INVESTERINGSBANK ASIA LTD
ABN AMRO BANK, N.V., SINGAPORE BRANCH
BAYERISCHE VEREINSBANK AG, SINGAPORE BRANCH
CITIBANK, N.A. (SINGAPORE BRANCH)
MALAYAN BANKING BERHAD, SINGAPORE BRANCH
SOCIETE GENERALE, SINGAPORE BRANCH
TAT LEE BANK LIMITED

     IN WITNESS WHEREOF the parties hereto have set their hands the day and year
     ------------------
first abovewritten.



The Borrowers
- -------------

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

SIGNED by Goh Chan Peng for and on behalf of     )
FLEXTRONICS INTERNATIONAL USA, INC. in           )
the presence of:-                                )
                                                 )         /s/ Goh Chan Peng
/s/ Witness                                      )         -----------------
- ----------------------------------------------





SIGNED by Goh Chan Peng for and on behalf of     )
FLEXTRONICS SINGAPORE PTE LTD in the             )
presence of:-                                    )
                                                 )         /s/ Goh Chan Peng
/s/ Witness                                      )         -----------------
- ----------------------------------------------





The Tranche A Lender
- --------------------


SIGNED by Soh Boon Hock for and on behalf of     )
THE FIRST NATIONAL BANK OF BOSTON,               )
SINGAPORE BRANCH in the presence of:-            )
                                                 )         /s/ Soh Boon Hock
/s/ Witness                                      )         -----------------
- ----------------------------------------------




The Tranche B Lenders
- ----------------------------------------------


SIGNED by Soh Boon Hock for and on behalf of     )
THE FIRST NATIONAL BANK OF BOSTON,               )
SINGAPORE BRANCH in the presence of:-            )
                                                 )         /s/ Soh Boon Hock
/s/ Witness                                      )         -----------------
- ----------------------------------------------


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                                       7

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

SIGNED by Jan J.C. van Suchtelen van de Haare    )
and Ernst J.F. Lambers for and on behalf of DE   )
NATIONALE INVESTERINGSBANK ASIA LTD in           )
the presence of:-                                )         /s/ Jan J.C. van Suchtelen van de Haare
                                                           ---------------------------------------
/s/ Witness                                                       and Ernst J.F. Lambers
- -------------------------------------------------                 -----------------------






SIGNED by ABN AMRO BANK, N.V.,                   )
SINGAPORE BRANCH by its Attorney Edwin Yip       )         ABN AMRO BANK, N.V.,
Seck Tai acting under a Power of Attorney dated  )          SINGAPORE BRANCH
the 11th day of October 1995 (a copy of which    )          By its Attorney
was deposited in the Registry, Supreme Court,    )
Singapore, on the 22nd day of November 1995      )         /s/ Edwin Yip Seck Tai
and registered as No. 8718 of 1995 in the        )         ----------------------
presence of:-                                    )
                                                 )
/s/ Witness                                      )
- --------------------------------------------------



SIGNED by ABN AMRO BANK, N.V.,                   )
SINGAPORE BRANCH by its Attorney Goh             )         ABN AMRO BANK, N.V.,
Chong Theng acting under a Power of Attorney     )          SINGAPORE BRANCH
dated the 11th day of October 1995 (a copy of    )          By Its Attorney
which was deposited in the Registry, Supreme     )
Court, Singapore, on the 22nd day of November    )
1995 and registered as No. 8718 of 1995) in the  )         /s/ Goh Chong Theng
presence of:-                                    )         --------------------
                                                 )
/s/ Witness                                      )
- --------------------------------------------------




SIGNED by Wong Kook Fei and Ling Wong            )
Hiong Li for and on behalf of BAYERISCHE         )
VEREINSBANK AG, SINGAPORE BRANCH in              )
the presence of:-                                )         /s/ Wong Kook Fei
                                                 )        ------------------
/s/ Witness                                      )       and Ling Wong Hiong Li
- -------------------------------------------              ----------------------


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                                       8

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

SIGNED by Wan Hin Weng for and on behalf of      )
CITIBANK, N.A. (SINGAPORE BRANCH) in the         )
presence of:-                                    )
                                                 )
/s/ Witness                                      )
- ---------------------------------------------    )         /s/ Wan Hin Weng
                                                           ----------------



SIGNED by Ong Cheng Sng for and on behalf of     )
MALAYAN BANKING  BERHAD, SINGAPORE               )
BRANCH in the presence of:-                      )
                                                 )         /s/ Ong Cheng Sng
/s/ Witness                                      )         -----------------
- ----------------------------------------------



SIGNED by Koh Bock Swi, Raymond and Yan          )
Thiam Hwa, Francis for and on behalf of          )
SOCIETE GENERALE, SINGAPORE BRANCH in            )
the presence of:-                                )         /s/ Koh Bock Swi, Raymond
                                                 )         --------------------------
/s/ Witness                                      )         and Yan Thiam Hwa, Francis
- ------------------------------------------                 --------------------------




SIGNED by Hong Keah Huat for and on behalf of    )
TAT LEE BANK LIMITED in the presence of:-        )
                                                 )
/s/ Witness                                      )         /s/ Hong Keah Huat
- -----------------------------------------------  )         ------------------



The Facility Agent
- --------------------



SIGNED by Soh Boon Hock for and on behalf of     )
THE FIRST NATIONAL BANK OF BOSTON,               )
SINGAPORE BRANCH in the presence of:-            )
                                                 )         /s/ Soh Boon Hock
/s/ Witness                                      )         -----------------
- ----------------------------------------------


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                                       9


The Security Agent
- --------------------


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

SIGNED by Soh Boon Hock for and on behalf of     )
THE FIRST NATIONAL BANK OF BOSTON,               )
SINGAPORE BRANCH in the presence of:-            )
                                                 )         /s/ Soh Boon Hock
/s/ Witness                                      )         -----------------
- ----------------------------------------------


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